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                                                                    EXHIBIT 10.4


               PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS


      THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") , dated August 1, 1997 for reference purposes, is entered into by and between WOODLAND 54 VENTURE, a California general partnership ("Seller") and PACIFIC GULF PROPERTIES INC., a Maryland corporation, or its nominee ("Buyer").

      IN CONSIDERATION of the respective agreements hereinafter set forth, Seller and Buyer hereby agree as follows:

      1. Property. Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, the following:

             (a) that certain real property located at 550 N. Pioneer Avenue, Woodland, California, more particularly described in schedule 1 to the "Deed" (as hereinafter defined) attached hereto as Exhibit A and consisting of approximately 14.92 acres (the "Land");

             (b) all rights, privileges and easements appurtenant to the Land, including, without limitation, all minerals, oil, gas and other hydrocarbon substances on and under and that may be produced from the Land, as well as all development rights, land use entitlements, including without limitation building permits, licenses, permits and certificates, utilities commitments, air rights, water, water rights, riparian rights, and water stock relating to the Land and any rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Seller's right, title and interest in and to all roads, easements, rights of way and alleys adjoining or servicing the Land (collectively, the "Appurtenances");

             (c) all improvements and fixtures located on the Land and Appurtenances, including, without limitation, the building(s) located on the Land, consisting of one industrial building containing approximately 319,800 rentable square feet, and all apparatus, equipment and appliances used in connection with the operation or occupancy of the Land and Appurtenances, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal, recreation or other services on the Land and Appurtenances, and along with all on-site parking (currently, 160 striped and existing parking spaces on the Land) (collectively, the "Improvements", and together with the Land and Appurtenances, the "Real Property");

             (d) all tangible personal property owned by Seller located on or in or used in connection with the Real Property as of the date hereof and as of the "Closing Date" (as hereinafter defined) including, without limitation, all those items described in Schedule 2 to the "Bill of Sale" (as hereinafter defined) attached hereto as Exhibit B (collectively, the "Tangible Personal Property"); and

             (e) all lease rights (including, without limitation, the lessor's interest in and to all tenant leases, rental agreements, subleases and tenancies, including all amendments, modifications, agreements, records, substantive correspondence, and other documents affecting in any way a right to occupy any portion of the Real Property (individually and collectively, the "Leases") , and Seller's interest in all security deposits and prepaid rent, if any, under the Leases and any and all guaranties of the Leases, and, to the extent approved by Buyer pursuant to this Agreement, all "Service Contracts" (as hereinafter defined), and any intangible personal property now or hereafter owned by Seller and used in the ownership, use or operation or development of the Real Property, and Tangible Personal Property, including, without limitation, any trade name now used in connection with the Real


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Property (collectively, the "Intangible Property", and together with the
Tangible Personal Property, the "Personal Property").

      All of the items referred to in Subparagraphs (a), (b), (c), (d) and
(e) above are collectively referred to herein as the "Property".

        2.   Purchase Price.

               (a) The purchase price of the Property is Eight Million Six Hundred Thousand Dollars ($8,600,000) (the "Purchase Price").

               (b) The Purchase Price shall be paid through "Escrow" (as hereinafter defined) as follows:

                      (i) Concurrently with the execution and delivery of this Agreement by Buyer, Seller and First American Title Insurance Company (the "Escrow Holder") an escrow in connection herewith (the "Escrow"), shall be opened at the Escrow Holder. Within three (3) business days of the opening of Escrow, Buyer shall deposit into Escrow cash in the amount of One Hundred Thousand Dollars $100, 000 (the "Deposit"). The Deposit shall be held by Escrow Holder in an interest-bearing account.

                      (ii) The Deposit and all interest accrued thereon shall either (1) apply towards the Purchase Price at "Closing" (as hereinafter defined); (2) be returned to the Buyer if the Closing fails to occur for any reason other than the Buyer's default; or (3) be disbursed to Seller as liquidated damages in the event of Buyer's default pursuant to the provisions of Paragraph 7(a) below. Interest earned on the Deposit shall follow the Deposit.

                      (iii) on or before the Closing, if this Agreement has not been earlier terminated, Buyer shall deposit into Escrow cash or other immediately available funds in the amount of the balance of the Purchase Price, adjusted for the prorations and any other adjustments provided elsewhere in this Agreement (the "Closing Amount").

        3. Title to the Property.

               (a) At the Closing, Seller shall convey to Buyer fee simple title to the Real Property and Improvements, by duly executed and acknowledged grant deed substantially in the form attached hereto as Exhibit A (the "Deed"). A condition to Buyer's obligations under this Agreement shall be the issuance by First American Title Insurance Company (the "Title Company") to Buyer of an ALTA extended coverage Owner's Policy of Title Insurance (Form B, rev. 10/17/70 with Endorsement Form 1 coverage) in the amount of the Purchase Price, insuring fee simple title to the Real Property and Improvements in Buyer, subject only to such exceptions as Buyer shall have approved pursuant to Paragraph 4 below (the "Approved Title Exceptions") and without boundary, encroachment or survey exceptions (the "Title Policy"). The Title Policy shall provide full coverage against mechanics' and materialmen's liens and shall contain, to the extent required by Buyer, the CLTA 100 (modified for an owner), 101.4, 103.7, 116, 116.1, 116.4, 116.7 and such other special endorsements as Buyer may reasonably require, including, without limitation, any endorsements required as a condition to Buyer's approval of any title exceptions pursuant to Paragraph 4 below (the "Endorsements").

               (b) At the Closing, Seller shall transfer title to the Tangible Personal Property by a bill of sale in the form attached hereto as Exhibit B (the "Bill of Sale"), such title to be free of any liens, encumbrances or interests.

               (c) At the closing (i) Seller shall transfer title to the Intangible Property, the "Assigned Contracts" (as hereinafter defined) and the "Permits" (as hereinafter defined) by an assignment of intangible property in the form attached hereto as Exhibit C (the "Assignment of Intangible



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"Property") and (ii) Seller shall transfer title to the Leases by an assignment of Leases in the form attached hereto as Exhibit D (the "Assignment of Leases"), such title in each case to be free of any liens, encumbrances or interests.

               (d) Anything contained herein to the contrary notwithstanding and notwithstanding any approval or consent given by Buyer hereunder, except for real estate taxes not yet due or payable, Seller shall cause all mortgages, deeds of trust and other monetary encumbrances, including without limitation all mechanics' liens, to be released and reconveyed from the Property on or prior to the Closing and shall cause the Title Company to insure title to the Property as vested in Buyer without any exception for such matters. Buyer shall have the opportunity to review any bond financing affecting the Property during the "Due Diligence Period" (hereafter defined). In the event Buyer elects to proceed with the transaction after conducting Buyer's due diligence review of the Property during the Due Diligence Period, Buyer shall assume the current portion of such bond financing affecting the Property, prorated as of the Closing Date.

        4.     Due Diligence.

               (a) As used herein, the term "Due Diligence Period" shall refer to a period of time to expire at 5:00 p.m. on the date which is seventy (70) days after the date this Agreement is fully executed and delivered by Buyer and Seller to Escrow Holder, as evidenced by Escrow Holder's written confirmation of same. Within ten (10) business days after Seller's execution of this Agreement, Seller shall provide to Buyer the items specified for Seller's delivery in Paragraph 5 below (excluding the "Other Documents" referenced in the last paragraph of Paragraph 5 below). Buyer may, at its sole election, terminate this Agreement in the event Seller does not deliver the items specified for Seller's delivery, in which event the Deposit shall be promptly returned to Buyer.

               (b) Buyer may elect, by written notice to Seller at any time prior to the expiration of the Due Diligence Period, to terminate this Agreement, which election shall be in Buyer's sole and absolute discretion. If Buyer desires to proceed with the purchase of the Property subject to the remaining conditions set forth in this Agreement (including, without limitation, pursuant to Paragraph 6 below), then on or before the expiration of the Due Diligence Period, Buyer shall deliver written notice to Seller of such election to proceed (the "Buyer's Notice to Proceed"), electing to waive Buyer's right of termination pursuant to this Paragraph 4(b) and proceed with the Closing subject to the remaining conditions set forth in this Agreement; provided, however, that, notwithstanding any such election to proceed, Seller must comply with all of Seller's other obligations and duties under this Agreement. Buyer's Notice to Proceed shall specify in writing the requirements for the Title Policy (including, without limitation, the Approved Title Exceptions and any required Endorsements). If Buyer fails to deliver Buyer's Notice to Proceed to Seller prior to the expiration of the Due Diligence Period electing to waive Buyer's right of termination pursuant to this Paragraph 4(b), then Buyer shall be deemed to have elected to terminate this Agreement.

               (c) In the event of the termination of this Agreement pursuant to this Paragraph 4, the Deposit shall be returned to Buyer and neither party shall have any further obligations to the other hereunder (except under provisions of this Agreement which specifically state that they survive termination).

               (d) In the event this Agreement is terminated pursuant to this Paragraph 4, all obligations of Buyer and Seller hereunder (except the provisions of this Agreement which recite that they survive termination) shall terminate and be of no further force or effect.



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      5. Seller's Deliveries. Seller shall use its best efforts to deliver or cause to be delivered to Buyer all of the following (collectively, the "Due Diligence materials") at Seller's sole cost and expense, to the extent such information either is in the possession or control of Seller. Seller shall also make Seller's files in connection with the Property available to Buyer for Buyer's inspection at Seller's place of business.

               (a) Preliminary Report. A current extended coverage preliminary title report on the Real Property, issued by Title Company, accompanied by copies of all documents referred to in the report (collectively, the "Preliminary Report").

               (b) Unrecorded Easements. Copies of any and all existing and proposed easements, covenants, restrictions, agreements or other documents known to Seller which affect title to the Property and which are not disclosed by the Preliminary Report.

               (c) Survey. Any existing survey of the Real Property.

               (d) Tax Bills. Copies of the most recent property tax bills and assessments for the Property.

               (e) Warranties. All presently effective warranties or guaranties from any contractors, subcontractors, suppliers, servicemen or materialmen in connection with any of the Tangible Personal Property or any construction, renovation, repairs or alterations of the Improvements or any tenant improvements (collectively, the "Warranties").

               (f) Service Contracts. A schedule (the "Schedule of Agreements") setting forth a list of all of the service contracts, utility contracts, maintenance contracts, management contracts, leasing contracts, equipment leases, brokerage and leasing commission agreements and other agreements or rights related to the ownership, use or operation of the Property (collectively, the "Service Contracts"). From this Schedule of Agreements, Buyer shall designate those contracts that Seller shall assign to Buyer and that Buyer shall assume as of Closing (such designated Service Contracts together with the warranties and any Other Documents designated by Buyer for assignment are collectively referred to herein as the "Assigned Contracts").

               (g) Plans. Copies of all as-built plans and specifications for the Improvements, including without limitation the plans and specifications for and a complete description of all existing renovations and improvements to the Real Property and all rentable space therein, and as-built drawings for all underground utilities.

               (h) Insurance. Certificates of insurance and/or copies of insurance policies and the insurance claims history for the three (3) most recent calendar years prior to Closing and, to the extent available, for the current year.

               (i) Reports. All reports in Seller's possession or control relating to the Property, including environmental reports, environmental audits, soils reports, site plans, engineering reports and plans, traffic reports, demographic information, landscape plans, structural calculations, floor plans, construction contracts, a current inspection report by a licensed Structural Pest Control Operator, and other reports or documents of significance to the Property.

               (j) Inventory. An inventory of all Tangible Personal Property used at or in connection with the Property.

               (k) Operating Statements. All income and expense statements, year-end financial and monthly operating statements and year to date statements for 1996 and, to the extent available, the current year, all of



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which shall be in the form customarily prepared by Seller and shall be certified by Seller as true and correct and an accurate representation of the financial condition of the Property.

             (1) Budget. A copy of the budget for the Property for the current year.

             (m) Rent Roll. A current rent roll certified by Seller to be accurate and complete, listing for each tenant (i) the tenant's name, and location of leased premises, (ii) the commencement and expiration dates of each lease, (iii) rent and rent escalation clauses, if any, (iv) any free rent, operating expense abatements or other unexpired concessions or inducements to lease, (v) any refurbishment or renovation obligations, (vi) any obligation for reimbursement of expenses, (vii) the date on which rent is payable, (viii) the last date on which rent has been paid, (ix) the amount of any security deposit, prepaid rent, and whether landlord is obligated to pay interest on the same, (x) any extension options, any options to terminate or lease additional space and any rights of first refusal, and the business terms of the foregoing, and (xi) a description of any uncured defaults (the "Rent Roll"), specifically identifying any changes from the Rent Roll attached hereto as Exhibit E or a certificate of Seller that there have been no such changes.

             (n) Leases. (i) copies of all existing and pending Leases, lease files and tenant correspondence (ii) copies of all non-confidential tenant financial statements; (iii) a schedule of leasing commissions on a space by space basis; and (iv) a copy of the current standard lease form.

             (o) Permits. All governmental permits and approvals relating to the construction, operation, use or occupancy of the Property, including without limitation, all building permits, certificates of completion, certificates of occupancy, environmental permits and licenses (including, without limitation, permits relating to the existence or removal of underground storage tanks), and sign permits (individually and collectively "Permits").

             (p) Deposits. A list of all deposits and bonds posted by Seller with utility providers, sureties, governmental agencies or others in connection with the Property (the "Seller Deposits and Bonds").

      In addition, Seller shall promptly deliver to Buyer such other information relating to the Property that is specifically requested by Buyer of Seller in writing during the Due Diligence Period to the extent such information either is in the possession or control of Seller (collectively, the "Other Documents").

        6.   Conditions Precedent to Closing.

             (a) Buyer's Conditions. The following are conditions Precedent to Buyer's obligations under this Agreement (the "Buyer Conditions Precedent").
The Buyer Conditions Precedent are intended solely for the benefit of Buyer and may be waived only by Buyer in writing. In the event any Buyer Condition Precedent is not satisfied, Buyer may, in its sole and absolute discretion, terminate this Agreement, and, subject to the provisions of Paragraph 7, all obligations of Buyer and Seller hereunder (except provisions of this Agreement which recite that they survive termination) shall terminate and be of no further force or effect.

                      (i) Buyer's inspection, review and approval, within the Due Diligence Period, of all aspects of the Property.

                      (ii) The issuance by the Title Company to Buyer of the Title Policy subject only to the Approved Title Exceptions and including the Endorsements specified by Buyer during the Due Diligence Period.


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                      (iii) Receipt by Buyer within the Due Diligence Period of
an "as-built" ALTA/ACSM survey (the "Survey") in form and content reasonably accented to Buyer and in sufficient detail to provide the basis for the required Title Policy without boundary, encroachment or survey exceptions, to be obtained by Buyer at Buyer's sole expense.

                      (iv) All of Seller's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date; provided that, in the event of any change in Seller's representations and warranties prior to Closing, Seller may update such representations and warranties by delivery of written notice to Buyer. In the event Seller's updated representations and warranties are unacceptable to Buyer, Buyer shall have the right, in its sole discretion, to terminate this Agreement, and the Deposit shall be promptly returned to Buyer.

                      (v) Seller shall have fully complied with all of Seller's duties and obligations contained in this Agreement.

                      (vi) As of the Closing Date, there shall be no litigation or administrative agency or other governmental proceeding pending which after Closing would, in Buyer's reasonable discretion, materially adversely affect the value of the Property or the ability of Buyer to operate the Property in the manner in which it is currently being operated, and no proceedings shall be pending which would cause the redesignation or other modification of the zoning classification of, or of any building or environmental code requirements applicable to, any of the Property.

                      (vii) Seller shall have provided Buyer with an updated Rent Roll three (3) business days prior to Closing, which updated Rent Roll must not indicate any material adverse change from the Rent Roll last approved by Buyer. Seller shall specifically identify any changes from the most recently approved Rent Roll and provide a certificate executed by Seller certifying that such updated Rent Roll is true and correct (including, without limitation, the amount of Security Deposits and description of uncured tenant defaults and delinquencies listed thereon), and stating whether there exist any events which with the passage of time and/or the giving of notice would constitute a tenant default under a Lease, and Buyer shall have performed a closing audit which confirms the updated Rent Roll.

                      (viii) Seller shall terminate prior to the Closing, at no cost or expense to Buyer, any and all Service Contracts or Other Documents affecting the Property that are not Assigned Contracts.

                      (ix) There shall have been no material adverse change in or addition to the information or items reviewed and approved by Buyer during the Due Diligence Period.

                      (x) Buyer's review and approval of estoppel certificates
(1) covering eighty percent (80%) of the leased space within the Property, and
(2) from all tenants of all leases entered into after the date of this Agreement but prior to Closing. Seller shall use good faith efforts to obtain and deliver to Buyer tenant estoppel certificates in form and substance satisfactory to Buyer from any and all tenants occupying any portion of the Property (collectively, "Tenants"). Certificates substantially in the form attached hereto as Exhibit F (as modified to address specific reasonable concerns arising as a result of Buyer's review of the Leases) shall be deemed acceptable to Buyer. For any Tenant that Seller is not able to deliver a Tenant estoppel certificate, Seller shall deliver to Buyer a landlord's estoppel certificate covering the information which would otherwise have been included in the Tenant's estoppel certificate; provided, however, that Buyer shall not be obligated to accept or approve any estoppel provided by Seller if Buyer has reason to believe any statement contained therein would be disputed or denied by the applicable Tenant; and provided further that Buyer shall not be obligated to accept or approve estoppels provided by Seller representing



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more than thirty percent (30% of the estoppels covered by section (1), above.
Said certificates shall be delivered at least five (5) days prior to the Closing and shall be dated no earlier than fifteen (15) days prior to the Closing Date.

               (b) Seller's Conditions. The following are conditions precedent to Seller's obligations under this Agreement (the "Seller Conditions Precedent"). The Seller Conditions Precedent are intended solely for the benefit of Seller and may be waived only by Seller in writing. In the event any Seller Condition Precedent is not satisfied, Seller may, in its sole and absolute discretion, terminate this Agreement, and, subject to the provisions of Paragraph 7, all obligations of Buyer and Seller hereunder (except provisions of this Agreement which recite that they survive termination) shall terminate and be of no further force or effect.

                      (i) All of Buyer's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date.

                      (ii) Buyer shall have fully complied with all of Buyer's duties and obligations contained in this Agreement.

        7.     Remedies.

               (a) IN THE EVENT THE SALE OF THE PROPERTY IS NOT CONSUMMATED BECAUSE OF THE FAILURE OF ANY CONDITION PRECEDENT TO CLOSING OR A DEFAULT UNDER THIS AGREEMENT ON THE PART OF SELLER, THE DEPOSIT SHALL IMMEDIATELY BE RETURNED TO BUYER. IF SAID SALE IS NOT CONSUMMATED SOLELY BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER, THE DEPOSIT SHALL BE PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER. SELLER HEREBY WAIVES ANY AND ALL BENEFITS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 3389.

        INITIALS: Seller                 Buyer [illegible]
                        ------------           -----------

               (b) In the event the sale of the Property is not consummated due to seller's default under this Agreement, the Deposit shall be immediately returned to Buyer and Buyer may, in its sole and absolute discretion, either (1) terminate this Agreement and recover all actual out of pocket costs, including, without limitation, attorney fees and costs, and other damages incurred by Buyer, in the amount not to exceed forty thousand dollars ($40,000), or (2) continue this Agreement pending Buyer's action for specific performance, each such remedy shall be deemed exclusive or to preclude the pursuit of any other remedy. Any damages to which Buyer is entitled shall include, without limitation, all title, escrow, legal and inspection fees incurred by Buyer and any other expenses incurred by Buyer in connection with the performance of its due diligence review of the Property, including, without limitation, environmental and engineering consultants, fees and the fees incurred in connection with the preparation and negotiation of this Agreement.

        B.     Escrow; Closing.

               (a) Escrow Instructions. Upon mutual execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with Escrow Holder and this Agreement shall serve as instructions to Escrow Holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer shall execute such supplemental Escrow instructions as may be appropriate to enable Escrow Holder to comply with the terms of this


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Agreement, provided such supplemental Escrow instructions are not in conflict with this Agreement as it may be amended in writing from time to time. In the event of any conflict between the provisions of this Agreement and any supplementary Escrow instructions signed by Buyer and Seller, the terms of this Agreement shall control.

               (b) Closing. The recordation of the Deed and the delivery of the other documents and funds contemplated hereby (the "Closing") shall take place on a date mutually reasonably agreed upon by the parties within fifteen (15) days following the expiration of the Due Diligence Period. The date on which the Closing occurs is herein referred to as the "Closing Date". In the event the Closing does not occur on or before the date which is fifteen (15) days following the expiration of the Due Diligence Period, Escrow Holder shall, unless it is notified by both parties to the contrary within five (5) days after such date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to Close.

               (c) Seller Deliveries. At or before the Closing, Seller shall deliver to Escrow Holder or Buyer the following:

                      (i) a duly executed and acknowledged Deed;

                      (ii) a duly executed Bill of Sale;

                      (iii) originals of the Assigned Contracts and a duly executed Assignment of Service Contracts, Warranties, Guaranties and other Intangible Property (in the form of Exhibit C), together with evidence of termination of any Service Contracts and Other Agreements that are not Assigned Contracts;

                      (iv) originals of all Leases and tenant files and a duly executed and acknowledged Assignment of Leases;

                      (v) duly executed Tenant Estoppel Certificates and, if applicable, Seller estoppel certificates;

                      (vi) notices to the Tenants of the occurrence of the sale of the Property in the form attached hereto as Exhibit G;

                      (vii) a duly executed affidavit that Seller is not a "foreign person" within the meaning of Section 1445(e)(3) of the Internal Revenue Code of 1986 in the form attached hereto as Exhibit H together with a duly executed California Franchise Tax Board Form 590;

                      (viii) a full release and reconveyance of all monetary encumbrances affecting the Property and any mechanics' liens;

                      (ix) any other documents or agreements required by the Title Company to issue the Title Policy in the form required by this Agreement;

                      (x) a closing statement in form and content satisfactory to Buyer and Seller (the "Closing Statement") duly executed by Seller;

                      (xi) originals of the building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements;

                      (xii) all keys to the Property;

                      (xiii) subject to the provisions of paragraph 8(f)(ii), below, if any agreement for leasing commissions and/or locator fees payable on any Lease shows a commission or locator fee which would be due or payable after the Closing Date, an executed release from the broker or finder



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releasing Buyer and its successors and assigns from any obligation to pay such commission or locator fee and agreeing to look solely to Seller for payment;

                      (xiv) any other instruments, records or correspondence called for hereunder to be delivered by Seller which have not previously been delivered.

Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

             (d) Buyer Deliveries. At or before the Closing, Buyer shall deliver to Escrow Holder or Seller the following:

                      (i) A duly executed Assignment of Leases;

                      (ii) A duly executed Assignment of Intangible Property;

                      (iii) the Closing Statement, duly executed by Buyer;

                      (iv) the Closing Amount; and

                      (v) any other instruments, records or correspondence called for hereunder to be delivered by Buyer which have not previously been delivered.

Seller may waive compliance on Buyer's part under any of the foregoing items by an instrument in writing.

             (e) Additional Documents. Seller and Buyer shall each deposit such other instruments as are reasonably required by Escrow Holder or otherwise required to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

             (f) Prorations. The following are to be apportioned as of the Closing Date, with Buyer receiving credit for the entire day of the Closing, as follows:

                      (i) Rent. Rent under the Leases shall be apportioned as of the Closing Date, regardless of whether or not such rent has been received by Seller. With respect to any rent arrearages existing at the Closing, after Closing Buyer shall pay to Seller any rent actually collected which is applicable to the period preceding the Closing Date; provided, however, that all rent collected by Buyer shall be applied first to all unpaid rent accruing after the Closing Date, and then to unpaid rent accruing prior to the Closing Date. Buyer shall not be obligated to take any steps to recover any rent arrearages. Seller shall be permitted to pursue collection of any rent arrearages applicable to the period prior to the Closing, provided that Buyer shall not incur any, and Seller shall indemnify Buyer against all, cost, expense or liability in connection therewith, and provided further that Seller shall not commence any legal or equitable proceedings in the nature of an unlawful detainer, eviction or other proceeding which would have the effect of interfering with any tenant's quiet enjoyment of its leased premises or result in a lien or encumbrance on such leased premises.

                      (ii) Leasing Costs. Seller shall either pay prior to Closing or provide Buyer with a credit toward the Purchase Price for any leasing commission or tenant improvement cost or allowance (collectively "Tenant Costs") in connection with any lease existing on the date of this Agreement, subject to the following:

                             (1)    Leasing commissions payable in connection
with a commission agreement entered into by Seller with respect to the following amendments to that certain Lease dated as of September 1, 1996 by and between Seller and Excel Logistics (the "Excel Lease") shall be paid and prorated as follows. Seller shall provide Buyer with a copy of the commission agreement applicable to the Excel Lease and all amendments thereto as a condition to the implementation of this paragraph 8(f) (ii)(1).

                                        (A) Seller represents to Buyer that
Seller has, prior to the date hereof, paid in full all Tenant Costs in connection with Lease Amendment #2, dated as of March 15, 1997. At Closing, Buyer shall reimburse Seller for a portion of the leasing commission paid by Seller in connection with Lease Amendment #2 applicable to the period after the Closing Date, such portion to be calculated by multiplying the total leasing commission paid by Seller in connection with Lease Amendment #2 by a fraction, the numerator of which is the number of days of the term of Lease Amendment #2 which occur after the Closing Date, and the denominator of which is the total number of days of the term of Lease Amendment #2.

                                        (B) The monthly leasing commissions
payable for the month in which Closing occurs in connection with the Excel Lease
(i) Lease Amendment #3, dated as of April 21, 1997, and (ii) Lease Amendment #4 for an additional 45,000 square feet of space (provided Lease Amendment #4 is executed by Seller and Excel and provided to Buyer by Seller, and Excel commences paying rent thereunder) , shall be prorated between Buyer and Seller as of the Closing Date. Seller shall pay on or prior to Closing all monthly commissions in connection with Lease Amendment #3 and Lease Amendment #4 for all periods prior to the Closing Date. Buyer shall be responsible for the payment of monthly commissions (as and when earned pursuant to the commission agreement) in connection with Lease Amendment #3 and Lease Amendment #4 for all periods after the month in which Closing occurs. Any leasing commissions payable in connection with the Excel Lease that are not described in paragraph (A), above, or this paragraph (B) shall be Seller's sole responsibility.

                             (2)    Tenant Costs in connection with leases
listed on Exhibit I ("New Approved Lease (s)") shall be prorated as hereafter provided. Any Tenant Costs due in connection with a New Approved Lease or a lease entered into after the date of this Agreement but prior to Closing and which has been approved by Buyer pursuant to Paragraph 16, below, shall be prorated between Buyer and Seller at Closing based on the number of months of the lease term prior to the Closing Date and number of months of the lease term after the Closing Date, exclusive of any un-exercised options to renew or extend the term.

                      (iii) Security Deposits. Buyer shall be entitled to a credit against the Purchase Price for the total sum of all security and other deposits provided for in the Leases, and any interest earned thereon which by law or the terms of the Leases could be required to be refunded to tenants.

                      (iv) Free Rent, Abatements or Other Unexpired Concessions. Buyer shall be entitled to a credit against the Purchase Price for any free rent, abatements, or other unexpired concessions under any Leases to the extent they apply to any period after the Closing.

                      (v) Utility Charges. Seller shall cause all the utility meters to be read on the Closing Date, and will be responsible for the cost of all utilities used prior to the Closing Date, except to the extent such utility charges are billed to and paid by tenants directly.

                      (vi) Real Estate Taxes and Special Assessments. Seller shall pay prior to Closing any and all delinquent real estate taxes and assessments with respect to the Property. General real estate taxes and assessments payable for the fiscal year in which the Closing occurs shall be prorated as of the Closing Date.

                      (vii) Other Apportionments. Amounts payable under the Assigned Contracts, annual or periodic permit and/or inspection fees (calculated on the basis of the period covered) and liability for other Property operation and maintenance expenses and other recurring costs shall be apportioned as of the Closing Date.

                      (viii) Preliminary Closing statement. Seller and Buyer shall jointly prepare and approve a preliminary Closing Statement on the basis of the Leases and other sources of income and expenses, and shall deliver such computation to Escrow Holder prior to Closing.

                      (ix) Post-Closing Reconciliation. if any of the aforesaid prorations cannot be definitely calculated on the Closing Date, then they shall be estimated at the Closing and definitely calculated as soon after the closing Date as feasible. As soon as the necessary information is available, Buyer shall conduct a post-Closing review to determine the accuracy of all prorations made to the Purchase Price (the "Post-Closing Review"). Either party owing the other party a sum of money based on such subsequent proration(s) or the Post-closing Review shall promptly pay said sum to the other party, together with interest thereon at the rate of two percent over the "prime rate" (as announced from time to time in the Wall Street Journal) per annum from the Closing Date to the date of payment if payment is not made within ten (10) days after delivery of a bill therefor.

               (g) Closing Costs. Seller shall pay for the Preliminary Report, the CLTA portion of the premium for the Title Policy, any sales taxes, any transfer taxes applicable to the sale and recording fees for recording of the Deed. In addition, Seller shall be liable for any prepayment fee or other charge payable in connection with any payoff of monetary encumbrances. Buyer shall pay any additional premium necessary to obtain the Title Policy in ALTA form and the cost of any Endorsements. Buyer shall pay the cost of a new ALTA survey or the cost of updating Seller's existing survey, as applicable. Any excrow fees shall be paid fifty percent (50%) by Buyer and fifty percent (50%) by Seller. All other costs and charges of the Escrow not otherwise provided for in this Agreement shall be allocated in accordance with the closing customs for the County where the Property is located. Buyer and Seller shall each be responsible for their respective legal fees to negotiate and execute this Agreement.

               (h) Reporting Recruitements. The Escrow Holder shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), Escrow Holder shall have sole responsibility to comply with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law). For purposes hereof, Seller's tax identification number is 680244846. Escrow Holder shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney's fees and other litigation expenses, arising or resulting from the failure or refusal of Escrow Holder to comply with such reporting requirements.

        9. Representations, Warranties and Covenants of Seller. As of the date hereof and again as of Closing, Seller represents and warrants to, and covenants with, Buyer as follows:

               (a) To Seller's knowledge, (i) there are no material physical or mechanical defects in, or shortage or deficiency in utilities supplied to, the Property, (ii) the Property and its current use and operation are in compliance with applicable laws, rules, permits and regulations as well as private covenants, conditions and restrictions, (iii) all licenses, permits, variances, easements and approvals, including without limitation final certificates of occupancy (or the equivalent) necessary for the current use, operation and occupancy of the Property have been issued and are in effect, (iv) the Property is not dependent on any other property for compliance with zoning or other land use regulations, and (v) the improvements located on Property conform to the plans and specifications therefor provided to Buyer.

               (b) To Seller's knowledge, all documents delivered by Seller to Buyer, or made available by Seller to Buyer for review, including without limitation the Due Diligence Materials, are true and complete copies of all documents related to the Property in Seller's possession or control. All of Seller's books, files and records related to the Property were delivered to or made available to Buyer for Buyer's review.

               (c) To Seller's knowledge, there are no (i) condemnation, environmental, zoning or other land-use proceedings, instituted or to be instituted, against the Property, (ii) special assessment proceedings affecting the Property (other than as set forth in the Preliminary Report), or (iii) existing or proposed easements, covenants, restrictions, agreements or other documents which affect title to the Property and which are not disclosed by the Preliminary Report.

               (d) To Seller's knowledge, there are no litigation, arbitration or reference proceedings pending or, to Seller's knowledge threatened, against the Property or against Seller with respect to the Property.

               (e) To Seller's knowledge, on the Closing Date there will be no outstanding written or oral contracts made for any improvements to the Property, or for offsite improvements related to the Property, which have not been fully completed and paid for. Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the Close of Escrow.

               (f) To Seller's knowledge (i) no hazardous or toxic substance, waste or material (including without limitation PCB's, petroleum, petroleum products and fractions thereof) has existed or currently exists in, on or under, or has been or is being disposed of or released from, the Property or any property adjacent to the Property except in compliance with applicable laws, orders, rules and regulations; and (ii) no underground storage tanks (whether existing or abandoned) exist or have existed on or under the Property or on or under any property adjacent to the Property.

               (g) To Seller's knowledge, neither Seller nor, any tenant of the Property has either filed or been the subject of any filing of a petition under any federal or state bankruptcy or insolvency laws.

               (h) The most current Rent Roll provided to Buyer is a complete and accurate list of all Leases. To Seller's knowledge, there are no (a) free rent, operating expense abatements, incomplete tenant improvements, rebates, allowances, or other unexpired concessions, (b) rights of first refusal or rights to purchase the Property, or (c) rights of termination, extension, cancellation or expansion, under any Lease except as specifically noted on the most current Rent Roll. To Seller's knowledge, there are no unpaid leasing costs or obligations, including, without limitation, broker's commissions and costs in connection with tenant improvements, except as specifically noted on the most current Rent Roll. Seller has provided to Buyer complete and accurate copies of all Leases.

               (i) To Seller's knowledge, there exists no defaults or events which, with the giving of notice or passage of time, or both, would constitute a default by Seller or any of the tenants under any of the Leases.

               (j) To Seller's knowledge, the Schedule of Agreements is a complete and accurate list of all Service Contracts. Seller has provided to Buyer complete and accurate copies of all Service Contracts. To Seller's knowledge, there exists no defaults or events which, with the giving of notice or passage of time, or both, would constitute a default by Seller or any of the other parties to the Service Contracts under the Service Contracts.

               (k) To Seller's knowledge, Seller has (i) completed all obligations with respect to any remodeling or renovating to be completed by Seller as landlord under the Leases; and (ii) paid all obligations of the landlord pursuant to the Leases, including, without limitation, tenant remodeling or refurbishment costs, leasing commissions and other concessions.

               (1) Seller is a general partnership, duly organized and validly existing and in good standing under the laws of the State of California; this Agreement and all documents executed by Seller and delivered to Buyer pursuant to this Agreement are and will be duly authorized, executed and delivered by Seller, are and will be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, and do not and will not violate any provision of any agreement or judicial order to which Seller or the Property is subject. Seller has obtained all necessary authorizations, approvals and consents to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

               (m) Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445(f)(3).

               (n) Seller has not granted any option or right of first refusal or first opportunity to any party to acquire any interest in any of the Property.

                (o) All statements contained in any certificate delivered at any time by Seller or its agents in conjunction with the transactions contemplated hereby shall constitute representations and warranties hereunder.

      10. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows: Buyer is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland and in good standing under the laws of the State of California; this Agreement and all documents executed by Buyer pursuant to this Agreement are or will be duly authorized, executed and delivered by Buyer, and are or will be legal, valid and binding obligations of Buyer, and do not and will not violate any provisions of any agreement or judicial order to which Buyer is subject.

      11. Continuation and Survival. All representations, warranties and covenants by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall be deemed made as of the date of this Agreement or such writing and again at the Closing, shall be deemed to be material, and unless expressly provided to the contrary shall survive the execution and delivery of this Agreement, the Deed and the Closing for a period of three (3) years after the Closing (the "Survival Period"), except in the case of fraud or willful misrepresentation, in which case such representations and warranties shall survive independent of this limitation; provided, however, that for matters as to which Buyer has given Seller written notice within the Survival Period, the representation and warranties of Seller that are related to the matters in such written notice shall survive until all liabilities arising out of the matters described in such written notice have been satisfied.

        12.  Indemnity.

               (a) Seller shall hold harmless, indemnify and defend Buyer, its successors and assigns and their respective agents, employees, officers, directors and partners, and the Property from and against any and all liabilities, claims, demands, damages and costs (including, without limitation, attorneys' fees and expenses), whether direct, contingent or consequential and no matter how arising ("Liabilities") in any way (i) related to the Property and arising or occurring prior to the Closing; (ii) related to or arising from any act, conduct, omission, contract or commitment of Seller; or (iii) resulting from any breach of representation or warranty by Seller or resulting from any breach or default by Seller under this Agreement.

               (b) Except for Liabilities that are covered by Paragraph 12(a), above, Buyer shall hold harmless, indemnify and defend Seller, its successors and assigns and their respective agents, employees, officers and partners, from and against any and all Liabilities in any way (i) related to the Property and arising or occurring after the Closing; (ii) related to or arising from any act, conduct, omission, contract or commitment of Buyer; or (iii) resulting from any breach of representation or warranty by Buyer or resulting from any breach or default by Buyer under this Agreement.

        13.  Casualty or Condemnation.

               (a) In the event any of the Property is damaged and/or destroyed by fire or other casualty prior to the Closing Date, and the cost to repair and/or restore such damage and/or destruction (which cost, for purposes of this paragraph, shall be deemed to include reasonably anticipated post-Closing rental loss through to completion of such repair and/or restoration) exceeds One Hundred Thousand Dollars ($100,000), then Buyer shall have the right to terminate this Agreement by written notice to Seller within ten (10) business days after Buyer's first learning of the occurrence of such casualty and the cost of such repair and/or restoration. In the event of any such termination, the Deposit shall be returned to Buyer, Buyer and Seller shall each be liable for one-half of any escrow fees or charges, and neither party shall have any further liability or obligation under this Agreement.

               (b) In the event any of the Property is damaged and/or destroyed by fire or other casualty prior to the Closing Date where (i) the cost to repair and/or restore such damage and/or destruction does not exceed one Hundred Thousand Dollars ($100,000.00), or (ii) the cost to repair and/or restore such damage and/or destruction exceeds One Hundred Thousand Dollars ($100,000.00) but this Agreement is not terminated pursuant to (a) above as a result thereof, then the Closing Date shall occur as scheduled notwithstanding such damage; provided, however, that Seller's interest in all proceeds of insurance payable by reason of such casualty shall be assigned to Buyer as of the Closing Date or credited to Buyer if previously received by Seller, and Buyer shall receive a credit toward the Purchase Price for any insurance deductible or co-insurance payment.

               (c) In the event a governmental entity commences eminent domain proceedings to take any material (in Buyer's reasonable discretion) portion of the Property after the date hereof and prior to the Closing Date, then Buyer shall have the option to terminate this Agreement by written notice to Seller within ten (10) business days after Buyer first learns of such commencement. In the event of any such termination, the Deposit shall be returned to Buyer, Buyer and Seller shall each be liable for one-half of any escrow fees or charges, and neither party shall have any further liability or obligation under this Agreement.

                (d) In the event a governmental entity commences eminent domain proceedings to take any part of the Property after the date hereof and prior to the Closing Date and this Agreement is not terminated pursuant to (c) above as a result thereof, then the Closing Date shall occur as scheduled notwithstanding such proceeding; provided, however, that Seller's interest in all awards arising out of such proceedings shall be assigned to Buyer as of the Closing Date or credited to Buyer if previously received by Seller.

      14. Possession. Possession of the Property (subject to the Leases) shall be delivered by Seller to Buyer on the Closing Date, provided, however, that prior to the Closing Date Seller shall afford authorized representatives of Buyer access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Buyer Condition Precedent to the Closing contained herein, including without limitation an environmental investigation. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to Closing. Buyer's liability under the indemnity contained in this Paragraph shall expire (6) months following the completion of Buyer's physical inspections or termination of this Agreement, whichever is earlier.

        15. Maintenance of the Property and Property Personnel. Between Seller's execution of this Agreement and the Closing, Seller shall maintain the Property in good order, condition and repair, reasonable wear and tear excepted, shall perform all work required to be Performed by the landlord under the terms of any Lease, and shall make all repairs, maintenance and replacements of the Improvements and any Tangible Personal Property and otherwise operate the Property in the same manner as before the making of this Agreement, as if Seller were retaining the Property. After full execution of this Agreement and until the Closing, Seller shall maintain all existing personnel on the Property in their current employment positions at not less than their current rate of compensation. Without limiting the effectiveness of the foregoing provisions or the other provisions of this Agreement with respect to such Service Contracts, unless Buyer specifically provides Seller with written notice to the contrary, in the event of the Closing of the purchase of the Property, Buyer shall not retain the existing employees and management agents of Seller for the Property, and, accordingly, on the Closing, Seller shall (i) cause all employment and management agreements respecting the Property to be terminated, and deliver evidence of such termination to Buyer, and (ii) remove all employees and management personnel from the Property.

        16. Leasing; Buyer's Consent to New Contracts Affecting the Property; Termination of Existing Contracts. Seller shall use commercially reasonable efforts until Closing to lease any vacant space, or space becoming vacant, in the Real Property to tenants utilizing the criteria Seller used prior to execution of this Agreement. Seller shall not, after the expiration of the Due Diligence Period, enter into any lease of the Property or any portion thereof without obtaining Buyer's prior written consent thereto, provided that Buyer shall be deemed to have consented to any such lease if Buyer has not delivered written notice to Seller of Buyer's objection to such lease within five (5) business days of Buyer's receipt of the proposed lease and such information as would normally and reasonably be required to evaluate the prospective tenant, including, without limitation, such tenant's proposed use of the space and financial information concerning such tenant. Buyer may enter into a lease of space to Lamson & Sessions and/or Excel Logistics, provided that to the extent either such lease is executed after the expiration of the Due Diligence Period, Buyer is provided with written notice thereof in detail sufficient to allow Buyer to evaluate the merits of the proposed transaction. Buyer shall be deemed to have approved the proposed transaction unless within ten (10) days of Buyer's receipt of such written notice Buyer has provided Seller with a written response setting forth in reasonable detail Buyer's reasons for disapproving the proposed transaction. Buyer shall not enter into any contract affecting the Property, or any amendment thereof, or permit any tenant to enter into any sublease, assignment or agreement pertaining to the Property (except as expressly authorized by such tenant's Lease), or waive, compromise or settle any rights of Seller under any contract or Lease, or agree to return any security deposit, or modify, amend, or terminate any Assigned Contract, without in each case obtaining Buyer's prior written consent thereto. Seller shall terminate prior to the Closing, at no cost or expense to Buyer, any and all Service Contracts that are not Assigned Contracts.

        17. Insurance. Through the Closing Date, Seller shall maintain or cause to be maintained, at Seller's sole cost and expense, and each in the amount and form maintained by Seller prior to the date of this Agreement:

               (a) a policy or policies of insurance (subject only to commercially reasonable deductibles) insuring the improvements and Tangible Personal Property against all insurable risks, including, without limitation, fire, vandalism, malicious mischief, lightning, windstorm, water, earthquake and other perils customarily covered by casualty insurance and the costs of demolition and debris removal; and

               (b) a policy or policies of workers, compensation and employers, liability insurance, commercial general liability insurance, and automobile liability insurance.

        18. Cooperation with Buyer. Seller shall cooperate and do all acts as may be reasonably required or requested by Buyer with regard to the fulfillment of any Buyer Condition Precedent but Seller's representations and warranties shall not be affected or released by Buyer's waiver or fulfillment of any Buyer Condition Precedent. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries with and applications to any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

        19. Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein except for Steve Marino and Trenton Bonner ("Brokers") , whose entire commission shall be the responsibility of Seller. In the event that any other broker or finder claims a commission or finder's fee based upon any contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and all costs and expenses (including, without limitation, reasonable attorneys, fees) incurred by the other party in defending against the same. The party through whom any other broker or finder makes a claim shall hold harmless, indemnify and defend the other party hereto, its successors and assigns, agents, employees, officers and directors, and the Property from and against any and all obligations, liabilities, claims, demands, liens, encumbrances and losses (including, without limitation, attorneys' fees) , whether direct, contingent or consequential, arising out of, based on, or incurred as a result of such claim. The provisions of this Paragraph shall survive the termination of this Agreement.

        20. Marketing. Seller agrees not to market or show the Property to, or solicit offers from, any other prospective purchasers during the term of this Agreement.

        21. REIT. Buyer hereby advises Seller that Buyer is qualified as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as amended, and that, by reason thereof, the maintaining of such status and the avoiding of any activity which might cause a penalty tax to be applied is of material concern to Buyer. Accordingly, Seller agrees to make any modifications or amendments to this Agreement requested by Buyer prior to Closing that may be necessary for Buyer to maintain its status as a real estate investment trust or in order for it to avoid a penalty tax; provided, however, that Seller shall have no obligation to enter into any such modification or amendment that would materially alter or affect, in Seller's sole judgment, Seller's rights, duties, or obligations under this Agreement. If Seller declines to modify or amend this Agreement for any reason in a manner which Buyer determines, in the good faith exercise of its reasonable business judgment, is necessary to maintain its status as a real estate investment trust or avoid a penalty tax, Buyer shall have the right to terminate this Agreement by written notice delivered to Seller prior to Closing. In the event Buyer exercises such termination right, neither party shall have any further rights or obligations hereunder, the Deposit shall be returned to Buyer and all other funds and documents deposited in escrow shall be returned to the party depositing the same.

        22.  Miscellaneous.

               (a) Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery or facsimile transmission, (ii) one business day after being deposited with Federal Express or another reliable overnight courier service for next day delivery, or (iii) the date of receipt or refusal of delivery if deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

If to Seller:        Buzz Oates Enterprises
                     8615 Elder Creek Road, Suite 100
                     Sacramento, California 95828
                     Attention:  Mr. Kevin Ramos
                     Phone:    (916) 381-3600
                     Fax:      (916) 381-1834

With a CODY to:      William B. Brodovsky, Esq.
                     Brodovsky & Brodovsky
                     2856 Arden Way, Suite 200
                     Sacramento, California 95825-1374
                     Phone:    (916) 971-8800
                     Fax:      (916) 971-8811

If to Buyer:          Pacific Gulf Properties Inc.
                      4220 Von Karman, Second Floor
                      Newport Beach, California 92660-2002
                      Attention:      Mr. Lonnie Nadal
                      Phone:    (714) 223-5000
                      Fax:      (714) 223-5033

With a copy to:       Cox, Castle & Nicholson, LLP
                      2049 Century Park East, Suite 2800
                      Los Angeles, California 90067
                      Attention:  Amy H. Wells, Esq.
                      Phone:    (310) 284-2267
                      Fax:      (310) 277-7889

If to Escrow          First American Title Insurance Company
Holder:               1860 Howe Avenue, Suite 120
                      Sacramento, CA 95825
                      Attention: Ms. Lisa Blasquez
                      Phone:    (916) 920-3100
                      Fax:      (916) 927-8712
                      Escrow No. 905883-LB

or such other address as either party may from time to time specify in writing to the other.

               (b) Successors and Assigns. Buyer shall not have the right to assign this Agreement without the consent or approval of Seller except to a person or entity affiliated with Buyer. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns.

               (c) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

               (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

               (e) Merger of Prior Agreements. This Agreement and the exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including without limitation any letter of intent which shall be of no further force or effect upon execution of this Agreement by Buyer and Seller.

               (f) Timing. For purposes of this Agreement "business day" shall mean any day other than a Saturday, Sunday, California state or national holiday or other day on which commercial bankers in California are generally not open for business.

               (g) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

               (h) Counterparts. This Agreement, and any document executed in connection with this Agreement, may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on a single counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more of the counterparts. Any signature page of this Agreement, and any document executed in connection with this Agreement, may be detached from any counterpart of this Agreement or such other document and reattached to any other counterpart of this Agreement or such other document identical in form hereto or thereto but having attached to it one or more additional signature pages. This Agreement, and any document executed in connection with this Agreement (except for the Deed or any other document to be recorded), shall be deemed executed and delivered upon each party's delivery of executed signature pages of this Agreement or such other document, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

               (i) No Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified herein.

               (j) Legal Representation. Each party has been represented by legal counsel in connection with the negotiation of the transactions herein contemplated and the drafting and negotiation of this Agreement. Each party and its counsel has had an opportunity to review and suggest revisions to the language of this Agreement. Accordingly, no provision of this Agreement shall be construed for or against or interpreted to the benefit or disadvantage of any party by reason of any party having or being deemed to have structured or drafted such provision.

               (k) Enforcement. In the event a dispute arises concerning the performance, meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys, fees. In addition to the foregoing award of attorneys, fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Agreement into any judgment on this Agreement.

               (l) Exhibits. All exhibits attached hereto are incorporated herein as though fully set forth herein.

               (m) Joint and Several Liability. All entities constituting "Seller" hereunder shall be jointly and severally liable for the faithful performance of the terms and conditions hereof, and of any other document executed in connection herewith, to be performed by Seller.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BUYER:                                     SELLER:

PACIFIC GULF PROPERTIES INC.,              WOODLAND 54 VENTURE,
a Maryland corporation                     a California general partnership

By:                                     BY:
   ------------------------------          -------------------------------------
                                            William C. Cummings
   ------------------------------           General Partner
     (Print Name and Title)

By:                                     BY:
   ------------------------------          -------------------------------------
                                            John H. Sievers
                                            General Partner
   -----------------------------
    (Print Name and-Title)
                                        By:
                                           -------------------------------------
                                            Douglas W. Barkdull
                                            General Partner


                                        By: Buzz Oates Enterprises II,
                                            a California general partnership
                                            General Partner


                                            By:
                                                --------------------------------
                                                Marvin L. Oates, as Trustee of
                                                the Marvin L. Oates Trust
                                                Dated March 7, 1995
                                                General Partner

                                            By: OBF, a California general
                                                partnership General Partner


                                            By:
                                                --------------------------------
                                                Philip D. Oates
                                                General Partner


               [BUYER AND SELLER TO INITIAL SUB-PARAGRAPH 7 (a)]


FIRST AMERICAN TITLE INSURANCE COMPANY agrees to act as Escrow Holder in accordance with the terms of this Agreement.

                                        FIRST AMERICAN TITLE INSURANCE COMPANY

                                        By:
                                           -------------------------------------


                                           -------------------------------------
                                              (Print Name and Title)

                                    EXHIBIT A

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Pacific Gulf Properties Inc.
4220 Von Karman, Second Floor
Newport Beach, California 92660-2002
Attention: Mr. Lonnie Nadal

MAIL TAX STATEMENT TO:

Pacific Gulf Properties Inc.
4220 Von Karman, Second Floor
Newport Beach, California 92660-2002
Attention:      Mr. Lonnie Nadal



--------------------------------------------------------------------------------
                   (SPACE ABOVE LINE FOR RECORDER'S USE ONLY)

                                   GRANT DEED

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax which is due by a separate statement which is not being recorded with this Grant Deed.

        FOR VALUE RECEIVED, WOODLAND 54 VENTURE, a California general partnership, grants to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Grantee"), all that certain real property situated in the City of Woodland, County of Yolo, State of California, described on Schedule 1 attached hereto and by this reference incorporated herein (the "Property").

IN WITNESS WHEREOF, the undersigned has executed this Grant Deed as of _________ 1997.

                                        WOODLAND 54 VENTURE,
                                        a California general partnership


                                        By:
                                           -------------------------------------
                                        William C. Cummings
                                        General Partner


                                        By:
                                           -------------------------------------
                                        John H. Sievers
                                        General Partner


                                        By:
                                           -------------------------------------
                                        Douglas W. Barkdull
                                        General Partner


                                        By: Buzz Oates Enterprises 11,
                                        a California general partnership
                                        General Partner


                                        By:
                                           -------------------------------------
                                        Marvin L. Oates, as Trustee of the
                                        Marvin L. Oates
                                        Trust Dated March 7, 1995
                                        General Partner


                                        By: OBF
                                        a California general partnership
                                        General Partner


                                        By:
                                           -------------------------------------
                                        Philip D. Oates
                                        General Partner

STATE OF ____________)
                     )      ss.
COUNTY OF ___________)


        On __________ 1997, before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/ their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

        WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public


STATE OF ____________)
                     )      ss.
COUNTY OF ___________)


        On __________ 1997, before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

        WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public

STATE OF ____________)
                     )      ss.
COUNTY OF ___________)


        On __________ 1997, before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

        WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public


STATE OF ____________)
                     )      ss.
COUNTY OF ___________)


        On __________ 1997, before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

        WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public

STATE OF ____________)
                     )      ss.
COUNTY OF ___________)


        On __________ 1997, before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the within instrument.

        WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public

                               SCHEDULE 1 TO DEED

                                LEGAL DESCRIPTION


That certain real property situated in the State of California, County of Yolo, City of Woodland, described as follows:

Parcel 2, Parcel Map No. 3978, filed September 25, 1991, in book 10 of Parcel Maps, page 41, in the Office of the Yolo County Recorder.

                     DECLARATION OF DOCUMENTARY TRANSFER TAX

                                  DO NOT RECORD
County Recorder
Yolo County, California


      It is hereby requested that this Declaration of Documentary Transfer Tax not be recorded with the attached Grant Deed, but be affixed to the Grant Deed after it is recorded and before it is returned.

      The Grant Deed names WOODLAND 54 VENTURE, as Grantor, and PACIFIC GULF PROPERTIES INC., as Grantee. The property being transferred is located in the City of Woodland, County of Yolo, State of California. The Assessor's Parcel No. is 27-210-21.

      The undersigned Grantor hereby declares that the amount of Documentary Transfer Tax due on the attached Grant Deed is $____ computed on the full value of the interest or property conveyed.

      I declare under penalty of perjury that the foregoing is true and correct.


                                    WOODLAND 54 VENTURE,
                                    a California general partnership


                                     By:
                                        -------------------------------------
                                        William C. Cummings
                                        General Partner


                                     By:
                                        -------------------------------------
                                        John H. Sievers
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Douglas W. Barkdull
                                        General Partner


                                        By: Buzz Oates Enterprises II,
                                        a California general partnership
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Marvin L. Oates, as Trustee of the
                                        Marvin L. Oates Trust
                                        Dated March 7, 1995
                                        General Partner


                                     By:OBF
                                        a California general partnership
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Philip D. Oates
                                        General Partner

                                    EXHIBIT B

                                  BILL OF SALE

        FOR VALUE RECEIVED, WOODLAND 54 VENTURE, a California general partnership, hereby sells, conveys and assigns to PACIFIC GULF PROPERTIES INC., a Maryland corporation, all of Seller's right, title and interest in and to all personal property located upon or used in the ownership, operation, management, maintenance and/or repair of that certain real property described in Schedule 1 attached hereto and incorporated herein by this reference and the improvements thereon (collectively, the "Personal Property"), which Personal Property shall include, without limitation, the items described on Schedule 2 attached hereto and incorporated herein by this reference.

        TO HAVE AND TO HOLD the Personal Property unto the grantee and its successors and assigns forever.

        Seller warrants that it owns good and marketable title to the Personal Property and will defend title to the Personal Property against all persons claiming a prior right thereto to the extent that such prior right is alleged to exist on or before the date of this Bill of Sale.

        All entities constituting Seller shall be jointly and severally liable for the faithful performance of the terms and conditions hereof to be performed by Seller.

        IN WITNESS WHEREOF, Seller has executed this Bill of Sale on this day of 1997.


                                    WOODLAND 54 VENTURE,
                                    a California general partnership


                                     By:
                                        -------------------------------------
                                        William C. Cummings
                                        General Partner


                                     By:
                                        -------------------------------------
                                        John H. Sievers
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Douglas W. Barkdull
                                        General Partner


                                        By: Buzz Oates Enterprises II,
                                        a California general partnership
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Marvin L. Oates, as Trustee of the
                                        Marvin L. Oates Trust Dated March 7,
                                        1995 General Partner


                                     By:OBF
                                        a California general partnership
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Philip D. Oates
                                        General Partner

                                   Schedule 1

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   Schedule 2

           DESCRIPTION OF ITEMS INCLUDED IN THE PERSONAL PROPERTY

                                    EXHIBIT C

                  ASSIGNMENT OF SERVICE CONTRACTS, WARRANTIES,
                GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY

        THIS ASSIGNMENT OF SERVICE CONTRACTS, WARRANTIES, GUARANTIES AND OTHER INTANGIBLE PROPERTY (this "Assignment") is made as of ________________, 1997, by WOODLAND 54 VENTURE, a California general partnership ("Assignor"), to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee").

                                   WITNESSETH:

        WHEREAS, Assignor is contemporaneously herewith selling pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of ______________________ , 199__, by and between Assignor and Assignee (the "Purchase Agreement") that certain real property and improvements thereon located in the City of Woodland, County of Yolo, State of California, the real property of which is more particularly described on Schedule 1 attached hereto and incorporated herein by this reference. Terms used in this Assignment and not otherwise defined shall be given the meanings defined in the Purchase Agreement.

        WHEREAS, Assignor desires to assign its interest in and to the following to Assignee as of the date on which title to the Real Property is vested in Assignee (the "Transfer Date"):

        (a) All service contracts described in Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts");

         (b)   All "Warranties and Guaranties" (hereinafter defined);

         (c) All "Names and Marks" (hereinafter defined);

         (d) All "Intangible Property" (hereinafter defined); and

         (e) All "Permits" (hereinafter defined).

        NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. As of the Transfer Date, Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in, to and under the (a) Contracts; (b) Warranties and Guarantees; (c) Names and Marks; (d) Intangible Property and (e) Permits (collectively the "Assigned Interests").

        2. The following terms shall have the following meanings:

               (a) The term "Warranties and Guaranties" as used herein shall mean and include all warranties and guarantees to the extent assignable, whether or not written, for all or any portion of the Property, including without limitation the Improvements and the Tangible Personal Property, including without limitation construction warranties from contractors and subcontractors.

               (b) The term "Names and Marks" as used herein shall mean and include all patents, licenses, trademarks, service marks and names used in connection with the operation of the Property, and all symbols, emblems and logos used in connection with the ownership or operation of the Property, whether in black and white or in color, and irrespective of size, and all of Assignor's right, title and interest in and to all goodwill associated therewith, including, without limitation the name " _________________________"

               (c) The term "Intangible Property" as used herein shall mean and include all intangible property relating to or used in connection with the Property, as defined in the Purchase Agreement.

               (d) The term "Permits" as used herein shall mean and include all governmental permits and approvals relating to the construction, operation, use or occupancy of the Property.

        3. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all liabilities, claims, demands, damages and costs, including, without limitation, attorneys' fees and expenses (collectively, "Liabilities"), arising out of or in any way related to the Assigned Interests prior to or on the Transfer Date or which arise out of or are in any way related to the Assigned Interests after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

        4. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Liabilities arising out of or in any way related to the Assigned Interests after the Transfer Date, except for Liabilities which arise out of or are in any way related to the Assigned Interests after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

        5. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses in such litigation, including, without limitation, reasonable attorneys, fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

        6. This Assignment shall be binding on and inure to the benefit of Assignee and Assignor, and their respective heirs, executors, administrators, successors-in-interest and assigns.

        7. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

      8. Nothing contained herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties and obligations under the Purchase Agreement.

      IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNOR:                            WOODLAND 54 VENTURE,
                                     a California general partnership


                                     By:
                                         -------------------------------------
                                         William C. Cummings
                                         General Partner


                                     By:
                                         -------------------------------------
                                         John H. Sievers
                                         General Partner


                                     By:
                                         -------------------------------------
                                         Douglas W. Barkdull
                                         General Partner


                                     By: Buzz Oates Enterprises II,
                                         a California general partnership
                                         General Partner


                                     By:
                                         -------------------------------------
                                         Marvin L. Oates, as Trustee of the
                                         Marvin L. Oates Trust Dated March 7,
                                         1995
                                         General Partner


                                     By: OBF, a California general
                                         partnership
                                         General Partner


                                     By:
                                         -------------------------------------
                                         Philip D. Oates
                                         General Partner



ASSIGNEE:                            PACIFIC GULF PROPERTIES INC.,
                                     a Maryland corporation


                                     By:
                                         -------------------------------------

                                         -------------------------------------
                                              (Print Name and Title)

                                     By:
                                         -------------------------------------

                                         -------------------------------------
                                              (Print Name and Title)

                                   Schedule 1
                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   Schedule 2
                          DESCRIPTION OF THE CONTRACTS

                                    EXHIBIT D

                              ASSIGNMENT OF LEASES

        THIS ASSIGNMENT OF LEASES (this "Assignment") dated as of
_________________________ , 1997, is made by WOODLAND 54 VENTURE, a California general partnership ("Assignor") to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee").

                                   WITNESSETH:

        WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property located in the City of Woodland, County of Yolo, State of California (the "Property") more particularly described on
Schedule 1 attached hereto and incorporated herein by this reference, which leases are described in Schedule 2 attached hereto and incorporated herein by this reference (the "Leases").

        WHEREAS, Assignor is contemporaneously herewith selling the Property to Assignee pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of, 1997, by and between Assignor and Assignee (the "Purchase Agreement").

        WHEREAS, Assignor desires to assign its interest in and to the Leases to Assignee as of the date on which title to the Property is vested in Assignee (the "Transfer Date").

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby agree as follows:

        1. As of the Transfer Date, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

        2. Assignor warrants and represents that as of the Transfer Date, the attached Schedule 2 includes all of the Leases affecting the Property and there are no assignments of or agreements to assign the Leases to any other party.

        3. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all liabilities, claims, demands, damages and costs, including, without limitation, attorneys' fees and expenses (collectively, "Liabilities"), arising out of or in any way related to the lessor's obligations under the Leases described in Schedule 2 and related to the period prior to or on the Transfer Date or which arise out of or are in any way related to the lessor's obligations under said Leases after the Transfer Date on account of any fact or circumstance occurring or existing on or prior to the Transfer Date. The foregoing indemnity shall not apply to any Liabilities described with specificity (and only to the extent of such description) in an "Estoppel Certificate" executed by a tenant and delivered to Assignee prior to the expiration "Due Diligence Period" (as such terms are defined in the Purchase Agreement).

        4. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Liabilities arising out of Lessor's obligations under the Leases described in Schedule 2 and related to the period after the Transfer Date, except for Liabilities on account of any fact or circumstance occurring or existing on or prior to the Transfer Date.

        5. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses in such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

      6. This Assignment shall be binding on and inure to the benefit of the Assignee and Assignor and their respective heirs, executors, administrators, successors-in-interest and assigns.

      7. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

      8. Nothing contained herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties and obligations under the Purchase Agreement.

      IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNOR:                            WOODLAND 54 VENTURE,
                                     a California general partnership


                                     By:
                                        -------------------------------------
                                        William C. Cummings
                                        General Partner


                                     By:
                                        -------------------------------------
                                        John H. Sievers
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Douglas W. Barkdull
                                        General Partner


                                     By: Buzz Oates Enterprises II,
                                         a California general partnership
                                         General Partner


                                     By:
                                        -------------------------------------
                                        Marvin L. Oates, as Trustee of the
                                        Marvin L. Oates Trust Dated March 7,
                                        1995
                                        General Partner


                                     By: OBF, a California general
                                         partnership
                                         General Partner


                                     By:
                                        -------------------------------------
                                        Philip D. Oates
                                        General Partner



ASSIGNEE:                            PACIFIC GULF PROPERTIES INC.,
                                     a Maryland corporation


                                     By:
                                        -------------------------------------

                                        -------------------------------------
                                              (Print Name and Title)


                                     By:
                                        -------------------------------------

                                        -------------------------------------
                                              (Print Name and Title)

                                   Schedule 1
                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   Schedule 2
                            DESCRIPTION OF THE LEASES

                                    EXHIBIT E
                                    RENT ROLL

                                    EXHIBIT F

                              ESTOPPEL CERTIFICATE

Tenant:_________________________________
Date:___________________________, 199___
Address:________________________________
________________________________________
________________________________________

Lease Date:_____________________________
Commencement Date:______________________
Square Footage:_________________________
Expiration Date:________________________
Term In Years:__________________________
Current Monthly Payments: $_____________
Base Rental: $__________________________
Base Year:______________________________
Base Amount:____________________________
Operating Expenses: $___________________
Rent & OE Pmts Are Due:_________________
Tax Pmts Are Due:_______________________
Taxes: $________________________________
Security Deposit:_______________________

OPTIONS

Check appropriate box below

____  Extension Option
____  Expansion Option
____  Termination Option
____  Purchase Option
      and provide details in Paragraph 7 below
____  None
____ Check here if you have rental escalations and provide details in Paragraph 4 below.

Tenants Proportionate Share Of Taxes And Operating Expenses ______ %

================================================================================

THE UNDERSIGNED, AS TENANT UNDER THE LEASE OF THE ABOVE REFERENCED PREMISES ("PREMISES") EXECUTED BY __________________ ("LANDLORD"), AS LANDLORD, AND TENANT ON THE ABOVE-REFERENCED LEASE DATE, DOES HEREBY STATE, DECLARE, REPRESENT AND WARRANT TO PACIFIC GULF PROPERTIES INC. ("BUYER") AND ITS ASSIGNEES AS
FOLLOWS:

1. Accuracy. That the information contained in this Tenant's Estoppel Certificate is true and correct as of the date above written.

2. Lease. That the copy of the Lease attached hereto as Schedule 1 is a true and correct copy of the Lease which is in full force and effect and which has not been amended, supplemented or changed by letter agreement or otherwise, except as follows [if none, indicate so by writing "NONE" below]:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


3. Completion of Premises/No Disputes. Tenant has accepted possession of the Premises, and all conditions to be satisfied by Landlord under the Lease have been completed pursuant to the terms of the Lease, including, but not limited to, completion of construction of the Premises (and all other improvements required under the Lease) in accordance with applicable plans and specifications and within the time periods set forth in the Lease; there are no unreimbursed expenses (except the annual operating expense and tax expense adjustment) including, but not limited to, capital expenses reimbursements; and Tenant has no complaints or disputes with Landlord regarding the overall operation, maintenance or condition of the Premises or the property within which the Premises is located (the "Property"), or otherwise.

4. Rental Escalation. Base Rental is subject to the following escalation adjustments (if none, indicate so by writing "NONE" below):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5. No Defaults/Claims. Neither Tenant nor, to Tenant's knowledge, Landlord under the Lease is in default under any terms of the Lease nor has any event occurred which with the passage of time (after notice, if any, required by the Lease) would become an event of default under the Lease. Tenant has no claims, counterclaims, defenses or setoffs against Landlord arising from the Lease, the Premises or the Property, nor is Tenant entitled to any concession, rebate, allowance or free rent for any period after this certification.

6. No Advance Payments. No rent has been paid more than one (1) month in advance by Tenant except for the current month's rent, and no security (other than a security deposit in the amount of $__________) has been deposited with Landlord.

7. No Options/Purchase Rights. Tenant has no right of first refusal to purchase the Property or any interest therein and no right to cancel or terminate the Lease except as follows (if none, indicate so by writing "NONE" below]:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


8. No Modification of Lease. From the date of this Estoppel Certificate through ____________________, 19__, no modification or amendment to the Lease, forgiveness of payment of rent or other amount due under the Lease, grant of extension or option, or prepayment of rents may be made except upon the written consent thereto executed by Buyer, which consent may be unreasonably withheld if not otherwise provided in the Lease.

9. Parking. The number of parking spaces allotted to Tenant under the terms of the Lease, for the use of its employees, agents, invitees and licensees is _____________; of these spaces, _____ are reserved for Tenant's exclusive use.

10. No Sublease/Assignment. Tenant has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises, except as follows:


11. No Notice. Tenant has not received written notice of any assignment, hypothecation, mortgage, or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder, except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


12. Hazardous Materials. No hazardous or toxic substance (including without limitation PCB's, petroleum, petroleum products and fractions thereof) has been used, treated, stored or disposed of on the Premises or Property in violation of environmental laws by Tenant or, to Tenant's knowledge, any other party. No underground storage tanks exist or, to Tenant's knowledge, have existed on or under the Property. Tenant does not have any permits or identification numbers issued by any environmental or governmental agency with respect to its operations on the Premises, except those listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


13. Reliance. Tenant recognizes and acknowledges it is making these representations to Buyer with the intent that Buyer and any assigns of Buyer will fully rely on Tenant's representations.

14. Binding. The provisions hereof shall be binding upon and inure to the benefit of the successors, assigns, personal representatives and heirs of Tenant and Buyer.

EXECUTED BY TENANT, IF TENANT IS A SOLE PROPRIETOR OR A GENERAL PARTNERSHIP, OR BY AN OFFICER OF TENANT, IF TENANT IS A CORPORATION, ON THE DATE FIRST WRITTEN ABOVE.

BY:_______________________________________

      a___________________________________

      BY:_________________________________

      NAME:_______________________________

      TITLE:______________________________

                       Schedule 1 to Estoppel Certificate

                                     LEASE

                                    EXHIBIT G

                            FORM OF NOTICE TO TENANTS

                               ____________, 1997



To:_______________________________________

   _______________________________________

   _______________________________________

   _______________________________________


      RE:   Notice of Lease Assignment

      This letter is to notify you that the property commonly known as the _____________ ("Property") has this date been sold and ownership transferred.

      In connection with this sale, all of the interest of the lessor under your lease of space in the Property has been transferred. You are hereby notified that, from and after the date hereof and until further notice, all future payments under your lease should be made payable to "__________ " (the "Property Manager") and mailed to the Property Manager, whose address is _____________ ________________. In addition, all questions or other matters regarding your lease should be directed to the Property manager at (____) _______________.


      Also in connection with this sale, if you have paid a security deposit in connection with your lease, it has been transferred to the Property Manager. The return of any such security deposit will be conditioned upon and subject to the terms and conditions of the lease and the legal requirements of the State of ______________ . All future inquiries regarding security deposits are to be directed to the Property Manager.

        Thank you for your cooperation.

                                     Very truly yours,


                                     WOODLAND 54 VENTURE,
                                     a California general partnership


                                     By:
                                         -------------------------------------
                                         William C. Cummings
                                         General Partner


                                     By:
                                         -------------------------------------
                                         John H. Sievers
                                         General Partner


                                     By:
                                         -------------------------------------
                                         Douglas W. Barkdull
                                         General Partner


                                     By: Buzz Oates Enterprises II,
                                         a California general partnership
                                         General Partner


                                      By:
                                          ------------------------------------
                                          Marvin L. Oates, as Trustee of the
                                          Marvin L. Oates Trust
                                          Dated March 7,  1995
                                          General Partner


                                       By: OBF, a California general partnership
                                             General Partner


                                       By:
                                           -------------------------------------
                                           Philip D. Oates
                                           General Partner

                                    EXHIBIT H

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS


        To inform PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code"), will not be required upon the transfer of certain real property to the Transferee by ("Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

        1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

        2. The Transferor's U.S. employer or tax (social security) identification number is 680244846;

        The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        The Transferor understands that the Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

        The Transferor hereby agrees to indemnify, defend and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Transferee as a result of: (i) the Transferor's failure to pay U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law; or
(ii) any false or misleading statement contained herein.

        Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true and correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

        Date:_______________, 1997


                                     WOODLAND 54 VENTURE,
                                     a California general partnership


                                     By:
                                        -------------------------------------
                                        William C. Cummings
                                        General Partner


                                     By:
                                        -------------------------------------
                                        John H. Sievers
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Douglas W. Barkdull
                                        General Partner


                                        By: Buzz Oates Enterprises II,
                                        a California general partnership
                                        General Partner


                                     By:
                                        -------------------------------------
                                        Marvin L. Oates, as Trustee
                                        of the Marvin L. Oates Trust Dated
                                        March 7, 1995 General Partner


                                     By:   OBF, a California
                                           general partnership
                                           General Partner


                                     By:
                                           ----------------------------------
                                           Philip D. Oates
                                           General Partner

                                    EXHIBIT I

           LEASES - TENANT COSTS TO BE PRORATED AS OF THE CLOSING DATE